1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I,
John
P.
D.
Cato,
Chairman,
President
and
Chief
Executive
Officer
of
The
Cato
Corporation
(the
“Company”), certify,
pursuant to
Section 906 of
the Sarbanes-Oxley
Act of
2002, 18
U.S.C. Section 1350,
that on the date of this
Certification:
1.
the Form 10-Q of the Company for
the quarter ended November 1, 2025 (the
“Report”) fully complies
with the requirements of Section 13(a)
or 15(d) of the Securities
Exchange Act of 1934; and
2.
the information contained in the Report
fairly presents, in all material respects,
the financial condition and
results of operations of the Company.
Dated: November 25, 2025
/s/ John P.
D. Cato
John P.
D. Cato
Chairman, President and
Chief Executive Officer